UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

HUNTSMAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32427	42-1648585
(Commission File Number)	(IRS Employer Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 584-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 31, 2007, our Board of Directors amended Section 5.1 of our Amended and Restated Bylaws (the “Bylaws”) to allow for the issuance of uncertificated shares. The Board of Directors amended the Bylaws to comply with the New York Stock Exchange (“NYSE”) requirement that securities listed on the NYSE be eligible to participate in the Direct Registration System by January 1, 2008.

The full text of the Bylaws, as amended, is filed herewith as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 3.2	Amended and Restated Bylaws of Huntsman Corporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

Date:	November 6, 2007	By:	/s/ L. RUSSELL HEALY
		Name:	L. Russell Healy
		Title:	Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 3.2	Amended and Restated Bylaws of Huntsman Corporation, as amended.